UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 16, 2005 (August 10, 2005)

Yahoo! Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28018	77-0398689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 First Avenue, Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                         Entry into a Material Definitive Agreement.

The Stock Purchase and Contribution Agreement

On August 10, 2005, Yahoo! Inc, a Delaware corporation (“Yahoo!”), announced that it had entered into a Stock Purchase and Contribution Agreement (the “SPCA”) whereby Yahoo! will enter into a strategic combination with Alibaba.com Corporation (“Alibaba”).  Pursuant to the terms of the SPCA, Yahoo! agreed to purchase approximately 201,617,750 ordinary shares of Alibaba in exchange for $250 million in cash, the transfer of shares of Tao Bao Holding Limited, a Cayman Islands exempted limited liability company (“Tao Bao”) which it will acquire from a wholly-owned subsidiary of SOFTBANK CORP. (“SOFTBANK”) as described below, and the contribution of Yahoo!’s business and operations in China to Alibaba.  Upon consummation of the transactions contemplated by the SPCA and the other agreements described therein and below, Yahoo! will own 40% of the outstanding shares of Alibaba on a fully-diluted basis, including shares reserved for issuance under Alibaba’s employee stock plans.  Also, upon such consummation, Alibaba will own 100% of the outstanding shares of Tao Bao.

The SPCA and the transactions contemplated thereby are conditioned, among other things, upon the receipt of certain required governmental approvals and the execution of certain other ancillary agreements including, without limitation, the Tao Bao Share Purchase Agreement, Secondary Share Purchase Agreement and the Shareholders Agreement described below.  Yahoo! and Alibaba have agreed to indemnify one another post-closing for breaches of their respective representations, warranties and covenants subject to the limitations set forth in the agreement.

The Tao Bao Share Purchase Agreement

Pursuant to terms of the SPCA, upon the closing of the transactions contemplated by the SPCA, Yahoo! will enter into the Tao Bao Share Purchase Agreement with SOFTBANK and SB TB Holding Limited (“SB TB Holding”), a wholly-owned subsidiary of SOFTBANK, whereby Yahoo! will purchase shares of Tao Bao from SB TB Holding for $360 million in cash.  The Tao Bao shares acquired by Yahoo! under the Tao Bao Share Purchase Agreement will be contributed to Alibaba as part of the consideration for Yahoo!’s purchase of Alibaba shares pursuant to the SPCA.  The Tao Bao Share Purchase Agreement is conditioned, among other things, upon the closing of the transactions contemplated by the SPCA.

The Secondary Share Purchase Agreement

Pursuant to terms of the SPCA, upon the closing of the transactions contemplated by the SPCA, Yahoo! will also enter into the Secondary Share Purchase Agreement with SOFTBANK, certain Alibaba financial investors and senior management of Alibaba whereby Yahoo! will purchase additional shares of Alibaba for an aggregate purchase price of approximately $390 million.  The Secondary Share Purchase Agreement is conditioned, among other things, upon the closing of the transactions contemplated by the SPCA.

The Shareholders Agreement

As a condition to closing of the SPCA and the transactions contemplated thereby, Alibaba, Yahoo!, SOFTBANK and certain members of Alibaba’s management team and certain other Alibaba shareholders will enter into a Shareholders Agreement granting various rights to, and imposing certain limitations on, the shareholders, including, without limitation, board representation rights, approval rights, voting rights, transfer restrictions, preemptive rights and rights of first offer.  Effective as of the closing of the transactions described above, the Alibaba board will consist of four members, one appointed by Yahoo!, one appointed by SOFTBANK and two appointed by members of Alibaba’s management team.

The foregoing description of the SPCA, the Tao Bao Share Purchase Agreement, the Secondary Share Purchase Agreement and the Shareholders Agreement do not purport to be complete and is qualified in its entirety by reference to such agreements which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, hereto and incorporated herein by reference.  The press release announcing the strategic combination between Yahoo! and Alibaba is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

The SPCA contains representations and warranties the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Yahoo! and Alibaba and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating its terms.  Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality different from those generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts.  For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

ITEM 9.01                                         Financial Statements and Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description
2.1	Stock Purchase and Contribution Agreement, dated as of August 10, 2005, by and between Yahoo! Inc. and Alibaba.com Corporation.
10.1	Form of Tao Bao Share Purchase Agreement, by and among Yahoo! Inc., SOFTBANK CORP. and SB TB Holding Limited.
10.2	Form of Secondary Share Purchase Agreement, by and among Yahoo! Inc., SOFTBANK CORP. and Certain Shareholders of Alibaba.com Corporation.
10.3	Form of Shareholders Agreement, by and among Alibaba.com Corporation, Yahoo! Inc., SOFTBANK CORP. and the Management Members.
99.1	Press release dated August 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.

Date: August 16, 2005	By:	/s/ Michael J. Callahan
Michael J. Callahan
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Stock Purchase and Contribution Agreement, dated as of August 10, 2005, by and between Yahoo! Inc. and Alibaba.com Corporation.
10.1	Form of Tao Bao Share Purchase Agreement, by and among Yahoo! Inc., SOFTBANK CORP. and SB TB Holding Limited.
10.2	Form of Secondary Share Purchase Agreement, by and among Yahoo! Inc., SOFTBANK CORP. and Certain Shareholders of Alibaba.com Corporation.
10.3	Form of Shareholders Agreement, by and among Alibaba.com Corporation, Yahoo! Inc., SOFTBANK CORP. and the Management Members.
99.1	Press release dated August 10, 2005.